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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 29, 2006

                 CWHEQ Home Equity Loan Trust, Series 2006-S1
                 (Exact name of the issuing entity) Commission
               File Number of the issuing entity: 333-126790-12

                                  CWHEQ, INC.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-126790

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                      Delaware                     87-0698310
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                  (State or Other               (I.R.S. Employer
            Jurisdiction of Incorporation)      Identification No.)


      4500 Park Granada
      Calabasas, California                                          91302
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      (Address of Principal Executive                             (Zip Code)
      Offices of the Depositor)

      The depositor's telephone number, including area code (818) 225-3000
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8   Other Events
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Item 8.01.  Other Events.
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      The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 13, 2006; Commission File No. 1-10777), as they relate to Ambac Assurance Corporation, are incorporated by reference in this Form 8-K, in the registration statement and in the Prospectus Supplement relating to CWHEQ Home Equity Loan Trust, Series
2006-S1.

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Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
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(a)   Financial statements of businesses acquired.
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         Not applicable.

(b)   Pro forma financial information.
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         Not applicable.

(c)   Exhibits.
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Exhibit No. Description
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23.1        Consent of KPMG LLP, Independent Registered Public Accounting Firm
            of Ambac Assurance Corporation



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWHEQ, INC.



                                    By:   /s/ Leon Daniels, Jr.
                                          ------------------------------
                                          Name:  Leon Daniels, Jr.
                                          Title:  Vice President



Dated:  March 29, 2006


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Exhibit Index
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Exhibit
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23.1      Consent of KPMG LLP, Independent Registered Public Accounting Firm of
          Ambac Assurance Corporation

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